Exhibit 99.1 Company Overview January 2021 1Exhibit 99.1 Company Overview January 2021 1

Disclaimer Certain information contained in this presentation and statements made orally The information in this presentation, including without limitation the forward- during this presentation relates to or is based on studies, publications, surveys looking statements contained herein, represent our views as of the date of this and other data obtained from third-party sources and Verrica’s own internal presentation. Although we believe the expectations reflected in such forward- estimates and research. While Verrica believes these third-party sources to be looking statements are reasonable, we can give no assurance that such reliable as of the date of this presentation, it has not independently verified, and expectations will prove to be correct. Accordingly, readers are cautioned not to makes no representation as to the adequacy, fairness, accuracy or completeness place undue reliance on these forward-looking statements. Except as required by of, any information obtained from third-party sources. While Verrica believes its applicable law, we do not plan to publicly update or revise any forward-looking internal research is reliable, such research has not been verified by any statements contained herein, whether as a result of any new information, future independent source. events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking This presentation contains forward-looking statements. Forward-looking statements. The forward-looking statements in this presentation involve risks statements are neither historical facts nor assurances of future performance. and uncertainties that could cause actual results to differ materially from those Instead, they are based on our current beliefs, expectations and assumptions reflected in such statements. Risks and uncertainties that may cause actual results regarding the future of our business, future plans and strategies, our clinical to differ materially include uncertainties inherent in the drug development results and other future conditions. All statements other than statements of process and the regulatory approval process, our reliance on third parties over historical facts contained in this presentation, including statements regarding which we may not always have full control, and other risks and uncertainties that future results of operations and financial position, business strategy, interactions are described in our Annual Report on Form 10-K for the year ended December with the FDA, including regarding the CRL Verrica received related to its NDA 31, 2019, filed with the U.S. Securities and Exchange Commission (SEC) on March submission for VP-102 for the treatment of molluscum, current and prospective 13, 2020, our Quarterly report on Form 10-Q for the quarter ended September product candidates, planned clinical trials and preclinical activities, product 30, 2020, filed with the SEC on November 9, 2020, and our other filings made approvals, degree of market acceptance of approved products, research and with the SEC. New risk factors and uncertainties may emerge from time to time, development costs, current and prospective collaborations, timing and likelihood and it is not possible to predict all risk factors and uncertainties. There can be no of success, plans and objectives of management for future operations, and future assurance that the opportunity will meet your investment objectives, that you will results of anticipated product candidates, are forward-looking statements. The receive a return of all or part of such investment. Investment results may vary words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” significantly over any given time period. The appropriateness of a particular “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the investment or strategy will depend on an investor's individual circumstances and negative of these terms or other similar expressions are intended to identify objectives. We recommend that investors independently evaluate specific forward-looking statements, although not all forward-looking statements contain investments and strategies. these identifying words. 2Disclaimer Certain information contained in this presentation and statements made orally The information in this presentation, including without limitation the forward- during this presentation relates to or is based on studies, publications, surveys looking statements contained herein, represent our views as of the date of this and other data obtained from third-party sources and Verrica’s own internal presentation. Although we believe the expectations reflected in such forward- estimates and research. While Verrica believes these third-party sources to be looking statements are reasonable, we can give no assurance that such reliable as of the date of this presentation, it has not independently verified, and expectations will prove to be correct. Accordingly, readers are cautioned not to makes no representation as to the adequacy, fairness, accuracy or completeness place undue reliance on these forward-looking statements. Except as required by of, any information obtained from third-party sources. While Verrica believes its applicable law, we do not plan to publicly update or revise any forward-looking internal research is reliable, such research has not been verified by any statements contained herein, whether as a result of any new information, future independent source. events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking This presentation contains forward-looking statements. Forward-looking statements. The forward-looking statements in this presentation involve risks statements are neither historical facts nor assurances of future performance. and uncertainties that could cause actual results to differ materially from those Instead, they are based on our current beliefs, expectations and assumptions reflected in such statements. Risks and uncertainties that may cause actual results regarding the future of our business, future plans and strategies, our clinical to differ materially include uncertainties inherent in the drug development results and other future conditions. All statements other than statements of process and the regulatory approval process, our reliance on third parties over historical facts contained in this presentation, including statements regarding which we may not always have full control, and other risks and uncertainties that future results of operations and financial position, business strategy, interactions are described in our Annual Report on Form 10-K for the year ended December with the FDA, including regarding the CRL Verrica received related to its NDA 31, 2019, filed with the U.S. Securities and Exchange Commission (SEC) on March submission for VP-102 for the treatment of molluscum, current and prospective 13, 2020, our Quarterly report on Form 10-Q for the quarter ended September product candidates, planned clinical trials and preclinical activities, product 30, 2020, filed with the SEC on November 9, 2020, and our other filings made approvals, degree of market acceptance of approved products, research and with the SEC. New risk factors and uncertainties may emerge from time to time, development costs, current and prospective collaborations, timing and likelihood and it is not possible to predict all risk factors and uncertainties. There can be no of success, plans and objectives of management for future operations, and future assurance that the opportunity will meet your investment objectives, that you will results of anticipated product candidates, are forward-looking statements. The receive a return of all or part of such investment. Investment results may vary words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” significantly over any given time period. The appropriateness of a particular “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the investment or strategy will depend on an investor's individual circumstances and negative of these terms or other similar expressions are intended to identify objectives. We recommend that investors independently evaluate specific forward-looking statements, although not all forward-looking statements contain investments and strategies. these identifying words. 2

Investment Highlights

YCANTH™ in Development to Address Two of the Largest Unmet Needs in Dermatology

- Prevalence of ~6 million in molluscum contagiosum[1] and ~22 million in common warts in the U.S.[2]
- No FDA-approved drugs to treat molluscum or warts

Resubmitted U.S. NDA for YCANTH™ (VP-102) for the Treatment of Molluscum in December 2020

Positive Phase 3 Results in Molluscum Contagiosum

- Achieved statistical significance for primary endpoints in two pivotal trials for YCANTH™ (VP-102)
- P-value <0.0001 for primary endpoint in both pivotal trials

Innovative Product Candidate

- Proprietary drug-device combination of formulation and single-use applicator

Physician Acceptance

- 95% of pediatric dermatologists have used API[3]

Dermatology Oncology

- Worldwide rights to LTX-315: first-in-class oncolytic peptide injected directly into tumor
- Positive tumor-specific immune cell responses in multi-indication Phase 1/2 oncology trials
- Verrica to focus initially on development to treat basal cell and squamous cell carcinomas
- 5.4 million diagnoses annually in the U.S. of basal and squamous cell skin cancers[4]; patients typically treated with surgery
- Submission of U.S. IND anticipated during first half of 2021

Option Agreement with Torii Pharmaceuticals for Development and Commercialization of VP-102 in Japan

- Torii option includes Verrica product candidates for the treatment of molluscum and common warts in Japan

Proven Team

- Industry-leading, experienced management team with extensive dermatology product launch experience
- Strengthened clinical and drug development leadership in August 2020

VERRICA PHARMACEUTICALS
Reinventing Skin Science

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(3) Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists.
(4) https://www.cancer.org/cancer/basal-and-squamous-cell-skin-cancer/about/key-statistics.html and Rogers *JAMA Derm* 2015

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Our Product Portfolio

		PRE-IND	PHASE 2	PHASE 3	NDA	NEXT EXPECTED MILESTONE
YCANTH	Molluscum Contagiosum					FDA acceptance of NDA that was resubmitted in December 2020
VP-102	Common Warts			*		Evaluate potential second Phase 2 trial*
VP-102	External Genital Warts					Request End-of-Phase 2 meeting in Q1 2021
VP-103	Plantar Warts					Initiate Phase 2 trial**
LTX-315	Non-Melanoma Skin Cancer***					Submit US IND during 1H 2021

* Original Phase 2 program completed. Company evaluating potential for conducting an additional Phase 2 trial based on FDA feedback for Phase 3 trial protocol.
** Timing for initiating new clinical trials to be determined
*** Initially focused on basal cell and squamous cell carcinomas

VERRICA PHARMACEUTICALS

4

YCANTH™ in Development to Address Two of the Largest Unmet Needs in Dermatology

Molluscum

US Prevalence of **~6 million**[(1)] with **~1 million diagnosed annually**[(2)]



85%
Not Diagnosed
5.1 million
15%
Diagnosed
0.9 million

Common Warts

US Prevalence of **~22 million**[(3)] with **~1.5 million diagnosed annually**[(4)]



22M
Prevalence in U.S.
1.5M
Patients Diagnosed Annually

VERRICA PHARMACEUTICALS

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IQVIA projected dataset for 12 months ending October 2017
(3) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(4) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018

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THE PROBLEM Molluscum Contagiosum 6THE PROBLEM Molluscum Contagiosum 6

Molluscum Background

OVERVIEW

Caused by a pox virus

Primarily infects children, with the highest incidence occurring in children <14 years old

Highly contagious

If untreated, lesions persist an average of 13 months, with some cases remaining unresolved for 2+ years

Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life

ETIOLOGY AND CLINICAL PRESENTATION

Transmission

- Skin to skin contact
- Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys)

Diagnosis & Symptoms

- Typically 10 to 30 lesions
- 100+ lesions can be observed
- Lesions may be the only sign of infection and are often painless
- Can be diagnosed with skin biopsy to differentiate from other lesions


Small raised lesions
with dimple in center

Complications

- Skin irritation, inflammation, and re-infection
- Follicular or papillary conjunctivitis if lesions on eyelids
- Cellulitis

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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Current Treatments for Molluscum are not FDA-Approved and Have Many Limitations

Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain

Significantly undertreated patient population

VERRICA PHARMACEUTICALS
Reinventing Skin Science

	DESCRIPTION	LIMITATIONS
Cryotherapy	Freezing the lesions with liquid nitrogen	• Pain and scarring • Unsuitable for use in children
Curettage	Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions	• Pain and scarring • Unsuitable for use in children
Laser Surgery	Applying a laser to target and destroy the lesions	• Pain, cost and lack of availability • Unsuitable for use in children
Topical Products	Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions	• Unproven efficacy
Off-Label Drugs	Retinoids, antiviral medicines, or immune modulating therapies	• Limited efficacy • Side-effects
Natural Remedies	Applying natural oils (e.g. tea tree oil) with antimicrobial properties	• Unproven efficacy • Pain, irritation and allergic reactions

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THE SOLUTION YCANTH™ (VP-102) 9THE SOLUTION YCANTH™ (VP-102) 9

YCANTH™ (VP-102) Is a Proprietary Drug-Device Combination of Cantharidin Administered Through our Single-use Precision Applicator GMP-controlled new formulation of 0.7% w/v cantharidin Ampule Tube Filter Cap Tip • Consistent and shelf-stable Single-use applicator to reduce cross- contamination and allow for more effective application of drug by HCP Visualization agent to identify treated lesions Bittering agent to deter oral ingestion Clinician administered, In-Office Procedure 10YCANTH™ (VP-102) Is a Proprietary Drug-Device Combination of Cantharidin Administered Through our Single-use Precision Applicator GMP-controlled new formulation of 0.7% w/v cantharidin Ampule Tube Filter Cap Tip • Consistent and shelf-stable Single-use applicator to reduce cross- contamination and allow for more effective application of drug by HCP Visualization agent to identify treated lesions Bittering agent to deter oral ingestion Clinician administered, In-Office Procedure 10

U.S. Regulatory Status • NDA for VP-102 for molluscum contagiosum submitted in September 2019 • CRL received July 2020 • No clinical safety or efficacy issues identified • Requests for additional information regarding certain aspects of CMC and Human Factors validation • Resubmitted NDA in December 2020 11U.S. Regulatory Status • NDA for VP-102 for molluscum contagiosum submitted in September 2019 • CRL received July 2020 • No clinical safety or efficacy issues identified • Requests for additional information regarding certain aspects of CMC and Human Factors validation • Resubmitted NDA in December 2020 11

We Have Successfully Completed Two Pivotal Phase 3 Trials (CAMP-1 & CAMP-2) In Molluscum

Trial Design

- Two identically designed, randomized, double-blinded, multicenter, placebo controlled trials
- CAMP-1 conducted under FDA Special Protocol Assessment (SPA)
- 12-week study period

Endpoints

- **Primary:** Percent of subjects with complete clearance of molluscum at Day 84
- **Secondary:** Percent of subjects with complete clearance at week 3, 6, 9; Safety & tolerability

Population

- Subjects 2+ years of age with MC lesions who have not received any type of treatment within the past 14 days; Enrollment complete with 266 subjects for CAMP-1 and 262 subjects for CAMP-2

Application

- Study drug (VP-102 or placebo) is administered topically to all treatable lesions every 21 days until clearance or a maximum of 4 applications
- VP-102 or placebo will be left on for 24 hours before removal with soap and warm water

12

Molluscum History for Subjects in Phase 3 Trials VP-102 Vehicle (N=311) (N=216) 13 * Active atopic dermatitis was determined by concomitant medication usage of the following medications during the study: topical corticosteroids, topical calcineurin inhibitors, and/or PDE-4 inhibitors. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)Molluscum History for Subjects in Phase 3 Trials VP-102 Vehicle (N=311) (N=216) 13 * Active atopic dermatitis was determined by concomitant medication usage of the following medications during the study: topical corticosteroids, topical calcineurin inhibitors, and/or PDE-4 inhibitors. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

Phase 3 Studies in Molluscum Demonstrate Statistically Significant Efficacy on Primary Endpoint of Complete Clearance 14 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)Phase 3 Studies in Molluscum Demonstrate Statistically Significant Efficacy on Primary Endpoint of Complete Clearance 14 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

Phase 3 Studies in Molluscum Demonstrate Statistically Significant Efficacy on Percent Reduction of Lesions 15 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)Phase 3 Studies in Molluscum Demonstrate Statistically Significant Efficacy on Percent Reduction of Lesions 15 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

Phase 3 Discontinuation Rates Due to Treatment-Related Adverse Events N (%) VP-102 Vehicle (N=311) (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Total Discontinuation Rate 6 (1.9) 0 (0) Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) 16Phase 3 Discontinuation Rates Due to Treatment-Related Adverse Events N (%) VP-102 Vehicle (N=311) (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Total Discontinuation Rate 6 (1.9) 0 (0) Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) 16

MC Commercial Opportunity 17MC Commercial Opportunity 17

Realizing the Molluscum Opportunity (1) US Prevalence of ~6 million in molluscum with ~1 million (2) diagnosed annually 85% Not Diagnosed 5.1 million 15% Diagnosed 0.9 million (1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. (2) IQVIA projected dataset for 12 months ending October 2017 18Realizing the Molluscum Opportunity (1) US Prevalence of ~6 million in molluscum with ~1 million (2) diagnosed annually 85% Not Diagnosed 5.1 million 15% Diagnosed 0.9 million (1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. (2) IQVIA projected dataset for 12 months ending October 2017 18

Dermatologists are Familiar with API Used in YCANTH™ (VP-102) & Would Use if Available


~70%

Physicians who do not use the API of YCANTH™ (VP-102) **stated inaccessibility as a primary reason why they are not using**[1]


87%

Physicians reported they **would use YCANTH™ (VP-102) if the cost of the drug was covered**[2]

VERRICA PHARMACEUTICALS

(1) Pompei DT et al. Cantharidin Therapy: Practice patterns and attitudes of health care providers. Journal of the American Academy of Dermatology. 2013; 68(6). Survey of 400 healthcare providers, 87.7% of responders were US based dermatologists.
(2) Company survey of 40 physicians.

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Physicians are Highly Favorable to YCANTH™ (VP-102) Profile (1) Derms and Ped Derms KEY REASONS TO USE IF APPROVED Efficacy Precise and pain free application 5.6 FDA approval Convenience of administration (1) Pediatricians KEY REASONS TO USE IF APPROVED Efficacy Fits into their current office model 6.3 Frustrated with not treating and having no viable options Scale of 1 (unlikely to use at all) to 7 (highly likely to use) (1) Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists] 20Physicians are Highly Favorable to YCANTH™ (VP-102) Profile (1) Derms and Ped Derms KEY REASONS TO USE IF APPROVED Efficacy Precise and pain free application 5.6 FDA approval Convenience of administration (1) Pediatricians KEY REASONS TO USE IF APPROVED Efficacy Fits into their current office model 6.3 Frustrated with not treating and having no viable options Scale of 1 (unlikely to use at all) to 7 (highly likely to use) (1) Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists] 20

Initial Payer Research Suggests Favorable Reimbursement Landscape for YCANTH™ (VP-102) COHORT SIZE AVERAGE LIVES COVERED Medical 79.8M Directors Pharmacy 64.2M The 15 Payer Organizations Directors and Plans Represented in the IDN Interviews Cover a Total of 26.5M Stakeholders 105 Million Commercial & Medicaid Lives Source: Third party study commissioned by the Company. 21Initial Payer Research Suggests Favorable Reimbursement Landscape for YCANTH™ (VP-102) COHORT SIZE AVERAGE LIVES COVERED Medical 79.8M Directors Pharmacy 64.2M The 15 Payer Organizations Directors and Plans Represented in the IDN Interviews Cover a Total of 26.5M Stakeholders 105 Million Commercial & Medicaid Lives Source: Third party study commissioned by the Company. 21

Initial Payer Research Suggests Favorable Reimbursement Landscape for YCANTH™ (VP-102)

Key Takeaways

1. Payers interviewed **recognize a significant unmet need** for molluscum contagiosum and lack of an effective treatment

2. Some of the **key concerns** mentioned about the undertreatment of the condition include the **risk of infection, scarring, or spread of the disease**

3. Payers **perceived YCANTH™ (VP-102) to be highly favorable** based on the majority of patients experiencing clearance within 12 weeks

4. Given the unmet need and favorable clinical outcomes in Phase 2 trials, **payers anticipate the majority of patients would have access to YCANTH™ (VP-102)** with minimal to no restrictions

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Source: Third party study commissioned by the Company.

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Integrated Commercial Approach with Multiple Strategic Levers Commercial Strategy Disease KOL Specialized Dedicated Buy and Bill Awareness Engagement Sales Team Institutional or Specialty Team Pharmacy Increase Strong Targeting office-based treatment seekers established and institutional Specialists to Forward Deployed through cost- relationships Dermatologists, and promote to Inventory efficient consumer and support select Pediatricians dermatologists in Supportive advertising academic settings HUB services and group practices Dedicated field reimbursement Team 23Integrated Commercial Approach with Multiple Strategic Levers Commercial Strategy Disease KOL Specialized Dedicated Buy and Bill Awareness Engagement Sales Team Institutional or Specialty Team Pharmacy Increase Strong Targeting office-based treatment seekers established and institutional Specialists to Forward Deployed through cost- relationships Dermatologists, and promote to Inventory efficient consumer and support select Pediatricians dermatologists in Supportive advertising academic settings HUB services and group practices Dedicated field reimbursement Team 23

Pre-Commercialization Activities Ongoing Engagement at Premier Venues & Industry Channels DISEASE AWARENESS Caregiver MC HCP MC education Poster Presentation education through congresses, through digital speaker programs, and and social tools professional journal space OTHER National National Trade distribution channel development and Regional and Regional Meetings Meetings Customer segment insights Brand strategy, customer segmentation, and targeting Commercial systems infrastructure 24Pre-Commercialization Activities Ongoing Engagement at Premier Venues & Industry Channels DISEASE AWARENESS Caregiver MC HCP MC education Poster Presentation education through congresses, through digital speaker programs, and and social tools professional journal space OTHER National National Trade distribution channel development and Regional and Regional Meetings Meetings Customer segment insights Brand strategy, customer segmentation, and targeting Commercial systems infrastructure 24

VP-102 in Common Warts 25VP-102 in Common Warts 25

Verruca Vulgaris (Common Warts)

OVERVIEW

Caused by human papilloma virus (HPV)

Infects patients of all ages

Persistent infection, highly refractory

Typically 2-5 lesions

No FDA-approved drug for the treatment of common warts

U.S prevalence of 22 million[1], with 1.5 million[2] diagnosed annually

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

ETIOLOGY AND CLINICAL PRESENTATION

Transmission

- Skin to skin contact
- Touching of contaminated objects

Diagnosis & Symptoms

- Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows
- Lesions may occur in groups or in a linear pattern
- Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy



Complications

- Scarring may occur
- Dyspigmentation of affected areas
- Bacterial superinfection of lesions
- Irritation, pain, and redness of surrounding skin

(1) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(2) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018

26

We Have Successfully Completed a Phase 2 Study (COVE-1) in Common Warts

Study Design	Efficacy, safety & tolerability	Open label study with two cohorts	Cohort 1: one center Cohort 2: four centers
Endpoints	**Primary** Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84	**Secondary** Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Change from baseline in number (%) of treatable warts at Day 84	
Patients	Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days		
Application	Study drug (VP-102) is administered topically to each treatable wart to a maximum of 4 applications Cohort 1 is treated until clear, Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications	Frequency of administration is at least 14 days (Cohort 1) or 21 days (Cohort 2) Paring was allowed in Cohort 2	VP-102 will be left on for 24 hours before removal with soap and warm water

VERRICA PHARMACEUTICALS
Reinventing Skin Science

27

VP-102 Demonstrated Clinically Meaningful Efficacy on Primary Endpoint of Complete Clearance in COVE-1 Study 28VP-102 Demonstrated Clinically Meaningful Efficacy on Primary Endpoint of Complete Clearance in COVE-1 Study 28

Adverse Events in COVE-1 Study (Incidence≥5%)* 29Adverse Events in COVE-1 Study (Incidence≥5%)* 29

VP-102 in External Genital Warts 30VP-102 in External Genital Warts 30

Condyloma Acuminatum (Genital Warts)

OVERVIEW

Caused by human papilloma virus (HPV)

Lesions on the surface of the skin in the genital and perianal regions

Highly contagious and recurrences are common

Treatment options have limitations

Approximately 500,000 to 1 million cases of EGW are newly diagnosed per year in the United States[1]

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

ETIOLOGY AND CLINICAL PRESENTATION

Transmission

- Skin to skin contact
- Spread through sexual contact

Diagnosis & Symptoms

- Can be flat, dome-shaped, keratotic, pedunculated and cauliflower-shaped
- Lesions may occur singularly, in clusters, or as plaques
- Lesions can be itchy, and can cause pain and discomfort



Complications

- Irritation, pain, and redness of surrounding skin
- Dyspigmentation of affected areas
- Scarring may occur
- Bacterial superinfection of lesions

(1) Yanofsky, Valerie & Patel, Rita & Goldenberg, Gary. (2012). Genital warts: A comprehensive review. The Journal of clinical and aesthetic dermatology. 5. 25-36.

31

Phase 2 Study (CARE-1) in External Genital Warts (EGW)

Study Design	Multi-center, double-blind, vehicle-controlled	Dose regimen, efficacy, safety & tolerability	Study comprised of two parts (A and B) Primary objective of Part A is to identify the two best dosing regimens for evaluation in Part B
Endpoints	**Primary** Percent of subjects with complete clearance of all treatable warts at Day 84		**Secondary** Percent of subjects achieving complete clearance of all treatable warts at days 21, 42, and 63
Patients	Part A: 18 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit Part B: 87 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit		
Application	Study drug (VP-102) is administered topically to each treatable wart every 21 days until complete clearance for a maximum of 4 treatments	Part A: Three treatment groups with a 2-hour, 6-hour, and 24-hour duration of skin exposure before removal with soap and warm water Part B: 6- and 24-hour duration of treatment exposure (chosen based on Part A) with follow up period through Day 147	Frequency of administration is every 21 days

VERRICA PHARMACEUTICALS

32

Demographics (CARE-1, ITT Population)*

	VP-102 6-hour (N=30)	Vehicle 6-hour (N=24)	VP-102 24-hour (N=27)	Vehicle 24-hour (N=18)
Age				
Mean (SD)	38.93 (9.9)	35.83 (7.8)	34.33 (7.1)	33.83 (6.3)
Min, Max	26, 59	26, 58	25, 53	25, 43
Gender, n (%)				
Male	17 (56.7)	14 (58.3)	15 (55.6)	11 (61.1)
Female	13 (43.3)	10 (41.7)	12 (44.4)	7 (38.9)
Race, n (%)				
White	24 (80.0)	13 (54.2)	24 (88.9)	12 (66.7)
Black or African American	6 (20.0)	8 (33.3)	2 (7.4)	6 (33.3)
American Indian or Alaska Native	0 (0)	1 (4.2)	0 (0)	0 (0)
Other	0 (0)	2 (8.3)	1 (3.7)	0 (0)
Ethnicity, n (%)				
Hispanic or Latino	6 (20.0)	1 (4.2)	2 (7.4)	5 (27.8)
Not Hispanic or Latino	24 (80.0)	23 (95.8)	25 (92.6)	13 (72.2)

*Pooled data from Part A and B

33

Baseline EGW Characteristics (CARE-1, ITT Population*) VP-102 Vehicle VP-102 Vehicle 6-hour 6-hour 24-hour 24-hour (N=30) (N=24) (N=27) (N=18) Duration of Warts, No. (%) <1 year 15 (50.0) 12 (50.0) 13 (48.1) 9 (50.0) 1-2 years 3 (10) 1 (4.2) 2 (7.4) 0 (0.0) >2-5 Years 4 (13.3) 5 (20.8) 8 (29.6) 3 (16.7) >5 years 8 (26.7) 6 (25.0) 3 (11.1) 6 (33.3) Wart Count Mean 8.5 6.71 9.48 7.56 SD 7.3 5.5 6.2 6.8 Median 6 5 9 4.5 Min, Max 2, 30 2, 26 2, 25 2, 28 Prior Wart Treatment, No. (%) Yes 17 (56.7) 13 (54.2) 14 (51.9) 9 (50) *Pooled data from Part A and B 34Baseline EGW Characteristics (CARE-1, ITT Population*) VP-102 Vehicle VP-102 Vehicle 6-hour 6-hour 24-hour 24-hour (N=30) (N=24) (N=27) (N=18) Duration of Warts, No. (%) <1 year 15 (50.0) 12 (50.0) 13 (48.1) 9 (50.0) 1-2 years 3 (10) 1 (4.2) 2 (7.4) 0 (0.0) >2-5 Years 4 (13.3) 5 (20.8) 8 (29.6) 3 (16.7) >5 years 8 (26.7) 6 (25.0) 3 (11.1) 6 (33.3) Wart Count Mean 8.5 6.71 9.48 7.56 SD 7.3 5.5 6.2 6.8 Median 6 5 9 4.5 Min, Max 2, 30 2, 26 2, 25 2, 28 Prior Wart Treatment, No. (%) Yes 17 (56.7) 13 (54.2) 14 (51.9) 9 (50) *Pooled data from Part A and B 34

Efficacy (CARE-1, ITT Population) Mean Percentage Change in EGW Percentage of Subjects with Lesions from Baseline Complete Clearance of all Baseline ⸸ and New Treatable EGW Lesions VP-102 Vehicle VP-102 Vehicle 6-hour 6-hour 24-hour 24-hour 100 (n=30) (n=24) (n=27) (n= 18) ** 80 10 1.24 0 60 -10 -7.04 -20 35.1 -30 40 -40 -50 20 -60 2.4 -70 0 -80 -74.3 Pooled VP-102 (N=57) Pooled Vehicle (N=42) -90 -79.4 -100 ⸸ Pooled data from Part A and B *P<0.001 * 35 ** **P≤0.0001Efficacy (CARE-1, ITT Population) Mean Percentage Change in EGW Percentage of Subjects with Lesions from Baseline Complete Clearance of all Baseline ⸸ and New Treatable EGW Lesions VP-102 Vehicle VP-102 Vehicle 6-hour 6-hour 24-hour 24-hour 100 (n=30) (n=24) (n=27) (n= 18) ** 80 10 1.24 0 60 -10 -7.04 -20 35.1 -30 40 -40 -50 20 -60 2.4 -70 0 -80 -74.3 Pooled VP-102 (N=57) Pooled Vehicle (N=42) -90 -79.4 -100 ⸸ Pooled data from Part A and B *P<0.001 * 35 ** **P≤0.0001

Safety: Treatment Emergent Adverse Events ≥ 5% (CARE-1, Safety Population)*,ǂ

TEAEs, N (%)	VP-102 6-hour (N=29)	Vehicle 6-hour (N=22)	VP-102 24-hour (N=28)	Vehicle 24-hour (N=20)
Subjects reporting at least one TEAE	29 (100.0)	8 (36.4)	28 (100.0)	6 (30.0)
Application site vesicles	25 (86.2)	0 (0.0)	26 (92.9)	1 (5.0)
Application site pain	20 (69.0)	3 (13.6)	19 (67.9)	4 (20.0)
Application site erythema	14 (48.3)	3 (13.6)	19 (67.9)	1 (5.0)
Application site pruritus	14 (48.3)	5 (22.7)	10 (35.7)	1 (5.0)
Application site scab	13 (44.8)	1 (4.5)	14 (50.0)	0 (0.0)
Application site discoloration	7 (24.1)	4 (18.2)	6 (21.4)	0 (0.0)
Application site dryness	7 (24.1)	2 (9.1)	6 (21.4)	1 (5.0)
Application site erosion	6 (20.7)	0 (0.0)	7 (25.0)	0 (0.0)
Application site edema	3 (10.3)	1 (4.5)	7 (25.0)	1 (5.0)
Application site exfoliation	3 (10.3)	2 (9.1)	5 (17.9)	0 (0.0)

TEAEs = Treatment Emergent Adverse Events

*Pooled data from Part A and B. No subjects discontinued the study due to AEs.
ǂNo serious adverse events as deemed related to study drug by investigator.

36

LTX-315 37LTX-315 37

LTX-315 Overview

Induces Immunogenic Cell Death and a Tumor-specific Immune Response[1]

OVERVIEW

First-in-class oncolytic peptide that is injected directly into a tumor to induce immunogenic cell death

Worldwide license in dermatology oncology[2] from Lytix Biopharma in August 2020

Verrica intends to focus initially on basal cell and squamous cell carcinomas as lead indications

IND submission anticipated during 1H 2021

(1) Camilio *Oncoimmunology* 2014
(2) All malignant and pre-malignant dermatological indications, except for metastatic melanoma and metastatic Merkel cell carcinoma

1 Kills the Tumor Cells

LTX-315 enters the cells and disturbs cell membranes, causing cell death and release of a patient's tumor specific antigens

2 Triggers Immune Responses Targeting Tumor Cells

This allows the immune system to recognize, infiltrate, and attack cancer cells via dendritic cells and cytotoxic T cells



LTX-315 targets mitochondria
Destruction of mitochondria
Cancer cell destroyed, release of:
Tumor antigens AND Potent immunstimulants
Activation of antigen presenting cells (APC) and uptake of tumor antigens
T cell activation
Systemic attack and killing of cancer cells by T cells

38

Non-Melanoma Skin Cancer

OVERVIEW

Non-melanoma skin cancer includes basal cell and squamous cell carcinoma

Basal cell carcinoma is the most common malignancy in humans[1]

Common treatments are invasive, painful, can cause scarring, and may require destruction of healthy tissue

ETIOLOGY AND CLINICAL PRESENTATION

Patient population[1]	• Estimated 5.4 million diagnoses of basal cell (BCC) and squamous cell (SCC) carcinomas annually • Increasing age and sun exposure are risk factors
Diagnosis & Symptoms[2,3]	• New or changing lesions on sun exposed skin • Common on the head/neck • BCC: Pink pearly papules with prominent blood vessels • SCC: Pink, rough scaly papules, patches, or plaques • Diagnosis through routine biopsy
Complications[3,4]	• Damage to healthy tissue, pain, permanent scarring • Surgical complications include disfigurement, bleeding and infection • Metastasis to other areas of the body/organs

(1) Rogers *JAMA Derm* 2015
(2) Combalia *Derm Practic & Concept* 2020
(3) Gruber *StatPearls* 2020
(4) Bailey *Int J of Wom Derm* 2019

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Current Treatments For Non-Melanoma Skin Cancer[1-3]

Invasive procedures may lead to permanent scarring, pain, damage to healthy tissue, and recurrence

	DESCRIPTION	LIMITATIONS
Surgical Excision	Using a scalpel to remove diseased tissue and healthy skin	• Invasive • Can cause scarring/disfigurement, infection, pain
Mohs Surgery	Used in high risk NMSC or in special sites	• Invasive, may take several rounds • Can cause scarring, disfigurement and pain
Electrodessication and Curettage	Minor surgical procedure to remove diseased tissue with sharp tool and cauterize the area	• Invasive • Painful • Likely to cause scarring
Topical Agents	5-FU, ingenol mebutate, or imiquimod	• May only be efficacious in small, superficial tumors • Local inflammatory reactions, systemic size effects
Oral Therapy	ERIVEDGE® (vismodegib)[4]	• Approval limited to small subset of BCC and metastatic BCC • Systemic side effects
Oral Therapy	ODOMZO® (sonidegib)[5]	• Approval limited to small subset of BCC and metastatic BCC • Systemic side effects

(4) Per Prescribing Information: a hedgehog pathway inhibitor indicated for the treatment of adults with metastatic basal cell carcinoma, or with locally advanced basal cell carcinoma that has recurred following surgery or who are not candidates for surgery and who are not candidates for radiation.
(5) Per Prescribing Information: a hedgehog pathway inhibitor indicated for the treatment of adult patients with locally advanced basal cell carcinoma (BCC) that has recurred following surgery or radiation therapy, or those who are not candidates for surgery or radiation therapy.

(1) Camilio *Oncoimmunology* 2014
(2) Combalia *Derm Practic & Concept* 2020
(3) Bailey *Int J of Wom Derm* 2019

VERRICA PHARMACEUTICALS
Reinventing Skin Science

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Regulatory Exclusivity and Intellectual Property 41Regulatory Exclusivity and Intellectual Property 41

Verrica has Several Potential Ways to Maintain Exclusivity for VP-102

Regulatory Exclusivity

5 years of exclusivity for cantharidin as API potentially available upon approval (potential for additional 6 months for pediatric exclusivity for common warts and plantar warts indications)

Compounding Pharmacies

If VP-102 is approved, traditional compounding pharmacies will NOT be able to continue compounding cantharidin regularly or in inordinate amounts, except under patient specific circumstances as prescribed by a physician.

The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead.

Manufacturing

VP-102 has the potential to address stability issues with standard packaging and container/closure systems

Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products

Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America

True Generic Unlikely

Unlikely to receive approval under an ANDA due to uniqueness from patent pending protection and significant differences likely between YCANTH™ (VP-102) and potential competitors

Cannot do traditional PK/bioequivalence study (no blood level profile for YCANTH™ (VP-102))

May require new clinical studies with new formulation and new delivery approach that shows equivalence without violating any of Verrica's IP

VERRICA PHARMACEUTICALS Reinventing Skin Science

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Overview of VP-102/103 Intellectual Property Portfolio

	KEY CLAIMS AND PATENT APPLICATIONS	VALUE TO VERRICA
1	Our specific formulation, YCANTH™ (VP-102), key safety additions and novel cantharidin formulations (PCT/US2014/052184) (PCT/US2018/036353)	May prevent generics from copying our ether-free formulation or from making similar formulations
	Single use applicator containing cantharidin formulations (PCT/US2014/052184) (PCT/US2018/037808)	May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin
2	Specific design of our commercial applicator (PCT/US2018/037808) (US 29/607744)	May prevent generics from utilizing a similar applicator Design patent application allowed in the US
3	Methods of use for cantharidin in the treatment of molluscum (PCT/US2018/037808 and PCT/US2018/036353) (PCT/US2014/052184)	May prevent generics from a similar treatment regimen and label
4	Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139)	May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant
5	Methods for complete cantharidin synthesis (PCT/US2015/066487) (PCT/US2018/054373)	Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin

Any patents issued from our applications are projected to expire between 2034 and 2039, excluding any patent term adjustment and patent term extensions

VERRICA PHARMACEUTICALS
Reinventing Skin Science

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Overview of LTX-315 Intellectual Property Portfolio 1 In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey 44Overview of LTX-315 Intellectual Property Portfolio 1 In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey 44

Investor Relations—NASDAQ: VRCA (1) As of September 30, 2020 Analyst Coverage Ken Cacciatore, Cowen • Cash and marketable securities: $71.8M • Long-term debt: $35.0M Oren Livnat, H.C. Wainwright • Outstanding shares: 25.9M • Outstanding option shares and RSUs: 4.1M David Steinberg, Jefferies Serge Belanger, Needham Tim Chiang, Northland Capital Markets (1) Disclaimer: Any opinions, estimates or forecasts regarding Verricaʼs performance made by the above-referenced analysts are theirs alone and do not represent opinions, forecasts or predictions of Verrica or its management, and no endorsement of such opinions, estimates or forecasts shall be implied. 45Investor Relations—NASDAQ: VRCA (1) As of September 30, 2020 Analyst Coverage Ken Cacciatore, Cowen • Cash and marketable securities: $71.8M • Long-term debt: $35.0M Oren Livnat, H.C. Wainwright • Outstanding shares: 25.9M • Outstanding option shares and RSUs: 4.1M David Steinberg, Jefferies Serge Belanger, Needham Tim Chiang, Northland Capital Markets (1) Disclaimer: Any opinions, estimates or forecasts regarding Verricaʼs performance made by the above-referenced analysts are theirs alone and do not represent opinions, forecasts or predictions of Verrica or its management, and no endorsement of such opinions, estimates or forecasts shall be implied. 45

Our Product Portfolio

		PRE-IND	PHASE 2	PHASE 3	NDA	NEXT EXPECTED MILESTONE
YCANTH	**Molluscum Contagiosum**					FDA acceptance of NDA that was resubmitted in December 2020
VP-102	**Common Warts**			*		Evaluate potential second Phase 2 trial*
VP-102	**External Genital Warts**					Request End-of-Phase 2 meeting in Q1 2021
VP-103	**Plantar Warts**					Initiate Phase 2 trial**
LTX-315	**Non-Melanoma Skin Cancer*** **					Submit US IND during 1H 2021

* Original Phase 2 program completed. Company evaluating potential for conducting an additional Phase 2 trial based on FDA feedback for Phase 3 trial protocol.
** Timing for initiating new clinical trials to be determined
*** Initially focused on basal cell and squamous cell carcinomas

46

Investment Highlights

★ **YCANTH™ in Development to Address Two of the Largest Unmet Needs in Dermatology**

- Prevalence of ~6 million in molluscum contagiosum[1] and ~22 million in common warts in the U.S.[2]
- No FDA-approved drugs to treat molluscum or warts

★ **Resubmitted U.S. NDA for YCANTH™ (VP-102) for the Treatment of Molluscum in December 2020**

★ **Positive Phase 3 Results in Molluscum Contagiosum**

- Achieved statistical significance for primary endpoints in two pivotal trials for YCANTH™ (VP-102)
- P-value <0.0001 for primary endpoint in both pivotal trials

★ **Innovative Product Candidate**

- Proprietary drug-device combination of formulation and single-use applicator

★ **Physician Acceptance**

- 95% of pediatric dermatologists have used API[3]

★ **Dermatology Oncology**

- Worldwide rights to LTX-315: first-in-class oncolytic peptide injected directly into tumor
- Positive tumor-specific immune cell responses in multi-indication Phase 1/2 oncology trials
- Verrica to focus initially on development to treat basal cell and squamous cell carcinomas
- 5.4 million diagnoses annually in the U.S. of basal and squamous cell skin cancers[4]; patients typically treated with surgery
- Submission of U.S. IND anticipated during first half of 2021

★ **Option Agreement with Torii Pharmaceuticals for Development and Commercialization of VP-102 in Japan**

- Torii option includes Verrica product candidates for the treatment of molluscum and common warts in Japan

★ **Proven Team**

- Industry-leading, experienced management team with extensive dermatology product launch experience
- Strengthened clinical and drug development leadership in August 2020

VERRICA PHARMACEUTICALS

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(3) Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists.
(4) https://www.cancer.org/cancer/basal-and-squamous-cell-skin-cancer/about/key-statistics.html and Rogers *JAMA Derm* 2015

47

Management Team with Extensive Product Launch and Dermatology Experience Ted White A. Brian Davis Gary Goldenberg, MD Joe Bonaccorso President & Chief Chief Financial Chief Medical Chief Commercial Executive Officer Officer Officer Officer Selected Launched Products 48Management Team with Extensive Product Launch and Dermatology Experience Ted White A. Brian Davis Gary Goldenberg, MD Joe Bonaccorso President & Chief Chief Financial Chief Medical Chief Commercial Executive Officer Officer Officer Officer Selected Launched Products 48

Appendix 49Appendix 49

Providing meaningful benefit for people living with skin diseases Developing Reinventing dermatology dermatology therapeutics by products focusing on development and commercialization Late-stage dermatology therapeutics company 50Providing meaningful benefit for people living with skin diseases Developing Reinventing dermatology dermatology therapeutics by products focusing on development and commercialization Late-stage dermatology therapeutics company 50

Molluscum Clinical Evidence 51Molluscum Clinical Evidence 51

Cantharidin Elicits a Dual Response in the Skin

1 Superficial blistering of lesional skin

Cantharidin is a vesicant, causing the pharmacodynamic response of blistering in the skin.

Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque and intraepidermal blistering.[1]



Desmosome Cleavage and Blister Formation

2 Elicits Inflammation & Immune Response

Cantharidin stimulates leukocyte infiltration (e.g., neutrophils, macrophages, B and T cells and eosinophils) and the release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5.[2]


Lymphocyte
Neutrophil
Eosinophil
Macrophage

VERRICA PHARMACEUTICALS

(1) J Invest Dermatol. 1962 Jul;39:39-45.
(2) J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2

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Significant Clinical Progress of YCANTH™ (VP-102) for the Treatment of Molluscum

	TRIAL AND STATUS	FORMULATION / APPLICATION METHOD	TRIAL DESIGN	TRIAL OBJECTIVES
PHASE 3	**Pivotal Trial CAMP-1** Complete	VP-102	• N=266 • Conducted under SPA • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 3	**Pivotal Trial CAMP-2** Complete	VP-102	• N=262 • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 2	**Innovate Trial** Complete	VP-102	• Open-label, single-center • N=33	• To determine possible systemic exposure from a single 24-hour application of VP-102 • To confirm safety and efficacy with applicator
PHASE 2	**Pilot Trial** Complete	Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab	• Open-label, single-center • N=30	• To evaluate safety and efficacy and determine optimal treatment duration

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Demographics in Phase 3 Molluscum Trials 54 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)Demographics in Phase 3 Molluscum Trials 54 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

Safety Summary for Molluscum Phase 3 Trials 55 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)Safety Summary for Molluscum Phase 3 Trials 55 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

YCANTH™ (VP-102) Designed to be Clinician-Administered and Intend to Distribute Through Specialty Product Channels, if Approved



Specialty Distributor
Specialty Pharmacy
"Buy and Bill"
"White Bag"
Physician Office

Potential Physician Reimbursement Opportunities	
"Buy and Bill"	**"White Bag"**
Office visit	Office visit
Procedure for lesion destruction	Procedure for lesion destruction
YCANTH™ (VP-102) = (ASP + X%)	

Distribution model will be supported by a patient and HCP services platform (HUB)

- Benefits investigation/verification to determine coverage
- Full reimbursement support for miscellaneous J-code under medical benefit [(1)]
- Prior authorization support
- Co-pay/co-insurance assistance

Dedicated field reimbursement team to support physician offices

VERRICA PHARMACEUTICALS Reinventing Skin Science

Note: For illustrative purposes only. If approved, actual distribution channels and support services may change as strategy is finalized.

(1) Verrica intends to file for a product-specific J-code for VP-102

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Non-Melanoma Skin Cancer 57Non-Melanoma Skin Cancer 57

Historical Compounded Cantharidin Presents a Number of Limitations

1 Varying concentration

- Evaporation of volatile solvents leads to concentration increases
- Patients can receive more drug than clinically necessary resulting in excessive blistering

2 Inconsistent purity and lack of controlled product manufacturing

- Risk of impurities present such as residual solvents and pesticides

3 Lack of reimbursement

- Not FDA approved and therefore not eligible for drug reimbursement

4 Inconvenient and variable administration

- Application with the wooden stick part of a cotton-tipped swab can lead to patients receiving more drug than necessary
- Inability for physicians to identify where the drug has been applied

5 Limited availability

- Illegal to import formulated cantharidin
- Generally not available in hospitals and academic settings, which require FDA approved product
- Only an estimated 7% of 503B compounders produce formulations containing cantharidin[1]





VERRICA PHARMACEUTICALS Reinventing Skin Science

(1) Based on 57 503B facilities and 4 compounders of cantharidin per FDA database (January – June 2019).

58